UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2006

RAINIER PACIFIC FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-50362	87-0700148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1498 Pacific Avenue, Tacoma, Washington	98402
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (253) 926-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

        On October 18, 2006, Rainier Pacific Financial Group, Inc. issued its earnings release for the quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

            (c)          Exhibits

            99.1        Press Release of Rainier Pacific Financial Group, Inc. dated October 18, 2006.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                RAINIER PACIFIC FINANCIAL GROUP, INC.

Date: October 17, 2006                                           /s/ John A. Hall
                                                                                John A. Hall
                                                                                President and Chief Executive Officer
                                                                               (Principal Executive Officer)

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EXHIBIT 99.1

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For more information, contact:
John Hall: (253) 926-4007
jhall@rainierpac.com
**For Immediate Release**	or
Vic Toy: (253) 926-4038
vtoy@rainierpac.com

Rainier Pacific Financial Group, Inc.
Reports Third Quarter Earnings

Tacoma, Washington - October 18, 2006 - Rainier Pacific Financial Group, Inc. (the "Company") (NASDAQ GM: RPFG) today announced its third quarter results. Net income for the quarter ended September 30, 2006 was $751,000, or $0.13 per diluted share, compared to net income of $613,000, or $0.10 per diluted share, for the same period in 2005. For the nine months ended September 30, 2006, the Company's net income was $2.1 million, or $0.35 per diluted share, compared to $2.0 million, or $0.32 per diluted share, for the same period in 2005.

The Company's revenue (i.e., net interest income before provisions for loan losses plus non-interest income) for the quarter ended September 30, 2006 was $8.6 million, compared to $7.8 million for the same period a year ago. Net interest income before the provision for loan losses for the quarter ended September 30, 2006 was $6.3 million, compared to $6.0 million for the same period a year ago, and was higher as a result of increased earning assets partially offset by a lower net interest margin. For the quarter ended September 30, 2006, the Company's net interest margin was 2.96%, compared to 2.87% for the quarter ended June 30, 2006, and 3.22% for the quarter ended September 30, 2005. For the quarter ended September 30, 2006, the yield on the Company's interest-earning assets was

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6.60%, compared to 6.22% and 5.85% for the quarters ended June 30, 2006 and September 30, 2005, respectively. For the quarter ended September 30, 2006, the Company's cost of interest-bearing liabilities was 4.01%, compared to 3.69% and 2.96% for the quarters ended June 30, 2006 and September 30, 2005, respectively, as rate competition for deposits remains strong.

Non-interest income was $2.3 million for the quarter ended September 30, 2006, compared to $1.8 million for the same quarter in 2005. Insurance service fee income increased $406,000 to $545,000 in the third quarter of 2006, compared to $139,000 for the same quarter in 2005. This increase was primarily the result of additional revenue generated by the two insurance agency businesses that were acquired by the Company on January 3, 2006. Also contributing to the increase in non-interest income was an increase in real estate lease income, which increased to $277,000 during the quarter, compared to $192,000 for the same quarter in 2005. Higher real estate lease income was attributable to office and retail space in Rainier Pacific Bank's administrative building being fully-leased.

The Company's provision for loan losses was $150,000 for the quarter ended September 30, 2006, unchanged from the provision made for the quarters ended June 30, 2006 and September 30, 2005. The provision for loan losses remained stable as a result of the continued quality, the size, and the type of the growth in the loan portfolio.

Non-interest expense was $7.3 million for the quarter ended September 30, 2006, compared to $6.7 million for the same quarter in 2005. The $584,000 increase in non-interest expense was primarily attributable to increased compensation and benefits costs associated with the employees hired in connection with the two insurance agency acquisitions, the expensing of previously granted stock

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options to employees and directors, as well as additional operating costs related to the July opening of the Bank's fourteenth full-service branch in the Federal Way Crossings retail center. On January 1, 2006, the Company implemented Financial Accounting Standards Board Statement No. 123 (Revised 2004), "Share Based Payment" ("Statement 123(R)"), which requires all share-based payments, including grants of stock options, to be recognized as compensation expense in the Company's Statement of Income. The implementation of Statement 123(R) resulted in additional non-cash compensation expenses of $93,000 in the third quarter of 2006, compared to no such expenses for the same quarter in 2005.

At September 30, 2006, the Company's total assets were $901.1 million, reflecting an increase of $30.3 million, or 3.5%, from $870.8 million at December 31, 2005. Total shareholders' equity at September 30, 2006 was $86.7 million, compared to $84.7 million at December 31, 2005.

The Company's book value and tangible book value per share as of September 30, 2006 were $14.12 and $13.57 per share, respectively, based upon 6,142,537 outstanding shares of common stock. The number of outstanding shares includes 173,488 restricted shares granted to participants under the Company's 2004 Management Recognition Plan that have not yet vested and excludes 475,133 of unallocated shares held by the Rainier Pacific 401(k) Employee Stock Ownership Plan.

During the third quarter ended September 30, 2006, the Company purchased and retired 10,000 shares of its outstanding shares of common stock at an average price of $18.32 per share. At September 30, 2006, the Company had the authority to purchase an additional 270,620 shares of common stock under its current approved stock repurchase program.

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Total loans increased to $628.7 million at September 30, 2006, up $20.3 million, or 3.3%, and $45.8 million, or 7.9%, from $608.4 million at June 30, 2006 and $582.9 million at December 31, 2005, respectively. For the quarter ended September 30, 2006, the yield on loans was 7.22%, compared to 6.92% and 6.67% for the quarters ended June 30, 2006 and September 30, 2005, respectively. At September 30, 2006, the loan portfolio consisted of 30.3% commercial real estate loans, 25.9% multi-family real estate loans, 13.6% single-family real estate loans, 11.5% real estate construction loans, 10.2% consumer loans, 6.6% home equity loans, and 1.9% commercial business loans.

The Company sold $5.0 million of single-family fixed-rate real estate loans that generated net gains of $23,000 during the quarter ended September 30, 2006, compared to $13.5 million and net gains of $122,000 during the same period in 2005. During the nine months ended September 30, 2006, the Company sold $12.0 million of single-family loans, compared to $33.1 million during the same period in 2005. The loan sales during the first nine months of 2006 generated net gains of $75,000, compared to $438,000 generated on loan sales during the same period in 2005. The portfolio of loans serviced for others was $107.1 million at September 30, 2006, compared to $109.5 million at September 30, 2005. The declines in loan sales and gains were due to lower single-family real estate loan originations in 2006 compared to 2005.

Total loan originations during the quarter ended September 30, 2006 were $70.8 million, compared to $77.5 million for the same period in 2005 and $58.0 million for the quarter ended June 30, 2006. The Company continued to focus on generating multi-family, commercial real estate, and real estate

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construction loans; and originated $51.1 million of new loans in these categories during the third quarter of 2006, compared to $55.2 million for the same period one year ago.

The loan portfolio credit quality remained good during the third quarter. Net charge-offs were $145,000 during the quarter ended September 30, 2006, compared to $227,000 for the quarter ended June 30, 2006 and $219,000 for the quarter ended September 30, 2005. Loans more than 30 days delinquent as a percentage of total loans were 0.24% at September 30, 2006, compared to 0.21% at June 30, 2006 and 0.28% at December 31, 2005. Non-performing loans (i.e., loans 90 days or more past due or non-accrual loans) were $194,000, or 0.03% of total loans, at September 30, 2006; compared to $98,000, or 0.02% of total loans, at June 30, 2006; and $114,000, or 0.02% of total loans, at December 31, 2005. Non-performing assets were $202,000, or 0.02% of total assets, at September 30, 2006; compared to $98,000, or 0.01% of total assets, at June 30, 2006; and $141,000, or 0.02% of total assets, at December 31, 2005. The allowance for loan losses totaled $8.4 million at September 30, 2006, representing an allowance to total loans ratio of 1.34%, compared to $8.4 million, or 1.38%, at June 30, 2006, and $8.6 million, or 1.47%, at December 31, 2005.

The Company's investment securities portfolio at September 30, 2006 was $203.4 million (excluding $13.7 million in Federal Home Loan Bank of Seattle stock holdings), a decrease of $22.7 million compared to the $226.1 million portfolio at June 30, 2006, and also lower than the $225.7 million portfolio at December 31, 2005. The decrease in the investment securities portfolio during the quarter was primarily attributed to maturing securities and repayment of mortgage-backed-securities. These maturities and repayments have been primarily used to fund new loan originations.

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Total deposits were $458.5 million at September 30, 2006, compared to $449.4 million at June 30, 2006, and were $20.5 million higher than the $438.0 million at December 31, 2005. During the third quarter, core deposits (comprised of checking, savings, money market, and individual retirement accounts) increased $18.7 million and totaled $224.3 million, or 48.9% of total deposits, as of September 30, 2006. The growth in core deposits during the third quarter was partially offset by a $7.6 million decline in retail certificates of deposit. Brokered deposit balances were modestly reduced to $44.4 million at September 30, 2006, compared to $46.4 million at June 30, 2006 and $52.2 million at December 31, 2005. The average cost of deposits was 3.67% for the quarter ended September 30, 2006, up 41 basis points compared to the 3.26% for the quarter ended June 30, 2006, and up 143 basis points compared to the 2.24% for the quarter ended September 30, 2005. The increased cost of deposits was the result of rising short-term interest rates and enhanced competition for deposits in our local market.

"During the third quarter, we made solid progress growing customer deposits and generating quality loans. Looking forward to year end, we will remain focused on growing our core business and on improving earnings. We also anticipate the credit quality of our loan portfolio to remain good, as the local economy remains strong," said John A. Hall, President and CEO.

Rainier Pacific Financial Group, Inc. is the bank holding company for Rainier Pacific Bank, a Tacoma, Washington-based state-chartered savings bank operating 14 full-service locations in the Tacoma-Pierce County and City of Federal Way market areas.

For additional information, visit Rainier Pacific's website at www.rainierpac.com.

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Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, interest rate fluctuations; economic conditions in the Company's primary market area; demand for residential, commercial real estate, consumer, and other types of loans; success of new products; competitive conditions between banks and non-bank financial service providers; regulatory and accounting changes; technological factors affecting operations; pricing of products and services; and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2005. Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statement.

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Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Condition
(Dollars in Thousands)

	At September 30,	At June 30,	At December 31,
	2006	2006	2005
ASSETS
Cash and cash equivalents	$ 11,964	$ 7,980	$ 9,955
Interest-bearing deposits with banks	2,782	22,816	3,836
Securities available-for-sale	148,617	149,320	144,212
Securities held-to-maturity (fair value of $53,638 at September 30, 2006; $74,252 at June 30, 2006; and $79,885 at December 31, 2005)	54,811	76,800	81,497
Federal Home Loan Bank ("FHLB") stock, at cost	13,712	13,712	13,712

Loans	628,707	608,414	582,894
Less: allowance for loan losses	(8,414)	(8,410)	(8,597)
Loans, net	620,293	600,004	574,297

Premises and equipment, net	35,094	35,173	34,307
Accrued interest receivable	4,154	3,941	3,861
Other assets	9,648	9,481	5,166

TOTAL ASSETS	$ 901,075	$ 919,227	$ 870,843

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Deposits
Non-interest bearing	$ 32,205	$ 32,449	$ 31,065
Interest-bearing	426,289	416,982	406,965
Total Deposits	458,494	449,431	438,030

Borrowed funds	341,670	373,415	340,240
Corporate drafts payable	5,778	3,985	2,977
Accrued compensation and benefits	2,347	2,090	1,958
Other liabilities	6,041	5,040	2,928

TOTAL LIABILITIES	814,330	833,961	786,133

SHAREHOLDERS' EQUITY:
Common stock, no par value: 49,000,000 shares authorized; 6,617,670 shares issued and 5,969,049 shares outstanding at September 30, 2006; 6,628,870 shares issued and 5,946,193 outstanding at June 30, 2006; and 6,690,847 shares issued and 5,940,502 shares outstanding at December 31, 2005	49,864	49,603	49,598
Unearned Employee Stock Ownership Plan ("ESOP") shares	(4,751)	(4,921)	(5,261)
Accumulated other comprehensive loss, net of tax	(1,071)	(1,768)	(1,441)
Retained earnings	42,703	42,352	41,814

TOTAL SHAREHOLDERS' EQUITY	86,745	85,266	84,710
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 901,075	$ 919,227	$ 870,843

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Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Income
(Dollars in Thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
INTEREST INCOME
Loans	$ 11,206	$ 8,953	$ 31,613	$ 25,490
Securities available-for-sale	2,187	1,162	6,117	3,307
Securities held-to-maturity	617	780	2,082	2,434
Interest-bearing deposits	168	20	284	29
FHLB stock dividends	-	-	-	54
Total interest income	14,178	10,915	40,096	31,314
INTEREST EXPENSE
Deposits	3,879	2,015	10,155	4,871
Borrowed funds	3,986	2,925	11,132	8,118
Total interest expense	7,865	4,940	21,287	12,989
Net interest income	6,313	5,975	18,809	18,325
PROVISION FOR LOAN LOSSES	150	150	450	600
Net interest income after provision for loan loss	6,163	5,825	18,359	17,725
NON-INTEREST INCOME
Deposit service fees	932	976	2,633	2,821
Loan service fees	308	267	858	723
Insurance service fees	545	139	1,579	439
Investment service fees	179	128	463	384
Real estate lease income	277	192	841	382
Gain (loss) on sale of securities, net	3	-	3	(2)
Gain on sale of loans, net	23	122	75	438
Gain (loss) on sale of premises and equipment, net	7	(2)	7	284
Other operating income	29	12	86	26
Total non-interest income	2,303	1,834	6,545	5,495
NON-INTEREST EXPENSE
Compensation and benefits	3,935	3,575	11,999	10,746
Office operations	1,385	1,368	3,991	4,120
Occupancy	666	567	1,941	1,527
Loan servicing	125	127	386	363
Outside and professional services	291	316	947	1,021
Marketing	276	254	727	817
Other operating expenses	633	520	1,704	1,575
Total non-interest expense	7,311	6,727	21,695	20,169

INCOME BEFORE PROVISION FOR FEDERAL INCOME TAX	1,155	932	3,209	3,051
			1
PROVISION FOR FEDERAL INCOME TAX	404	319	1,123	1,038

NET INCOME	$ 751	$ 613	$ 2,086	$ 2,013

EARNINGS PER COMMON SHARE
Basic	$ 0.13	$ 0.10	$ 0.35	$ 0.32
Diluted	$ 0.13	$ 0.10	$ 0.35	$ 0.32
Weighted average shares outstanding - Basic	5,951,363(1)	6,101,912(2)	5,935,680(1)	6,230,303(2)
Weighted average shares outstanding - Diluted	5,993,987(1)	6,130,394(2)	5,941,717(1)	6,265,814(2)

            (1)     Weighted average shares outstanding (both Basic and Diluted) include 149,313 shares of the 322,800 restricted shares (net of forfeited shares) granted and issued under the 2004 Management Recognition Plan ("MRP").

            (2)     Weighted average shares outstanding (both Basic and Diluted) include 83,217 shares of the 326,300 restricted shares (net of forfeited shares) granted and issued under the MRP.

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Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Income
(Dollars in Thousands, except per share data)

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006
INTEREST INCOME
Loans	$ 11,206	$ 10,414	$ 9,993
Securities available-for-sale	2,187	2,005	1,925
Securities held-to-maturity	617	723	742
Interest-bearing deposits	168	52	64
FHLB stock dividends	-	-	-
Total interest income	14,178	13,194	12,724
INTEREST EXPENSE
Deposits	3,879	3,277	2,999
Borrowed funds	3,986	3,821	3,325
Total interest expense	7,865	7,098	6,324
Net interest income	6,313	6,096	6,400
PROVISION FOR LOAN LOSSES	150	150	150
Net interest income after provision for loan loss	6,163	5,946	6,250
NON-INTEREST INCOME
Deposit service fees	932	897	804
Loan service fees	308	290	260
Insurance service fees	545	518	516
Investment service fees	179	163	121
Real estate lease income	277	281	283
Gain on sale of securities, net	3	-	-
Gain on sale of loans, net	23	46	6
Gain on sale of premises and equipment, net	7	-	-
Other operating income	29	27	30
Total non-interest income	2,303	2,222	2,020
NON-INTEREST EXPENSE
Compensation and benefits	3,935	4,034	4,030
Office operations	1,385	1,308	1,298
Occupancy	666	635	640
Loan servicing	125	144	117
Outside and professional services	291	237	419
Marketing	276	222	229
Other operating expenses	633	523	548
Total non-interest expense	7,311	7,103	7,281

INCOME BEFORE PROVISION FOR FEDERAL INCOME TAX	1,155	1,065	989

PROVISION FOR FEDERAL INCOME TAX	404	372	347

NET INCOME	$ 751	$ 693	$ 642

EARNINGS PER COMMON SHARE
Basic	$ 0.13	$ 0.12	$ 0.11
Diluted	$ 0.13	$ 0.12	$ 0.11
Weighted average shares outstanding - Basic	5,951,363(1)	5,924,609(2)	5,931,068(3)
Weighted average shares outstanding - Diluted	5,993,987(1)	5,935,785(2)	5,931,068(3)

(1)	Weighted average shares outstanding (both Basic and Diluted) include 149,313 shares of the 322,800 restricted shares (net of forfeited shares) granted and issued under the MRP.

(2)	Weighted average shares outstanding (both Basic and Diluted) include 133,430 shares of the 324,000 restricted shares (net of forfeited shares) granted and issued under the MRP.

(3)	Weighted average shares outstanding (both Basic and Diluted) include 117,648 shares of the 325,500 restricted shares (net of forfeited shares) granted and issued under the MRP.

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Rainier Pacific Financial Group, Inc. & Subsidiary
Selected Information and Ratios
(Dollars in Thousands)

	As of September 30,	As of June 30,	As of March 31,	As of December 31,
	2006	2006	2006	2005
Loan portfolio composition:
Real estate:
One- to four-family residential	$ 85,387	$ 85,878	$ 84,951	$ 84,903
Five or more family residential	162,741	165,344	162,957	158,997
Commercial	190,563	180,390	176,647	166,242
Total real estate	438,691	431,612	424,555	410,142
Real estate construction:
One- to four-family residential	67,115	57,624	52,791	53,247
Five or more family residential	4,875	4,927	4,863	4,859
Commercial	-	-	2,778	2,795
Total real estate construction	71,990	62,551	60,432	60,901
Consumer:
Automobile	33,656	34,374	37,080	39,429
Home equity	41,571	36,978	34,433	31,948
Credit cards	21,965	21,566	20,621	22,054
Other	8,593	8,587	8,768	9,196
Total consumer	105,785	101,505	100,902	102,627
Commercial/Business	12,241	12,746	9,806	9,224
Subtotal	628,707	608,414	595,695	582,894
Less: Allowance for loan losses	(8,414)	(8,410)	(8,487)	(8,597)
Total loans, net	$ 620,293	$ 600,004	$ 587,208	$ 574,297
Sold loans, serviced for others	$ 107,100	$ 106,360	$ 107,028	$ 106,723

Non-performing assets:
Loans 90 days or more past due	$ 194	$ 98	$ 121	$ 114
Repossessed assets	8	-	29	27
Other real estate owned	-	-	-	-
Total non-performing assets	$ 202	$ 98	$ 150	$ 141

Loans greater than 30 days delinquent	$ 1,516	$ 1,268	$ 1,251	$ 1,624
Loans greater than 30 days delinquent as a percentage of loans	0.24%	0.21%	0.21%	0.28%

Non-performing loans as a percentage of loans	0.03%	0.02%	0.02%	0.02%
Non-performing assets as a percentage of assets	0.02%	0.01%	0.02%	0.02%

Allowance for loan loss as a percentage of non-performing loans	4,337.11%	8,581.63%	7,014.05%	7,541.23%
Allowance for loan loss as a percentage of non-performing assets	4,165.35%	8,581.63%	5,658.00%	6,097.16%
Allowance for loan loss as a percentage of total loans	1.34%	1.38%	1.42%	1.47%

Core deposits (all deposits, excluding CDs)	$ 224,267	$ 205,593	$ 203,278	$ 194,043
Non-core deposits (CDs)	234,227	243,838	245,981	243,987
Total deposits	$ 458,494	$ 449,431	$ 449,259	$ 438,030

Loans/Deposits	137.12%	135.37%	132.60%	133.07%
Equity/Assets	9.63%	9.28%	9.48%	9.73%

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Rainier Pacific Financial Group, Inc. & Subsidiary
Selected Information and Ratios
(Dollars in Thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005

Loan growth	3.34%	4.80%	7.86%	7.56%
Deposit growth	2.02%	5.69%	4.67%	14.54%
Equity growth (decline)	1.73%	(3.39%)	2.40%	(13.50%)
Asset growth (decline)	(1.97%)	2.62%	3.47%	5.03%

Net interest margin	2.96%	3.22%	2.95%	3.37%
Increase (decrease) in non-interest income	25.57%	(0.05%)	19.11%	3.31%
Increase (decrease) in non-interest expense	8.68%	(8.84%)	7.57%	(6.06%)
Net charge-offs to average loans	0.09%	0.16%	0.14%	0.22%
Efficiency ratio	84.85%	86.14%	85.57%	84.67%
Return on assets	0.33%	0.31%	0.31%	0.35%
Return on equity	3.49%	2.81%	3.26%	2.99%

Yield on loans	7.22%	6.67%	6.99%	6.62%
Yield on investments	5.28%	4.00%	4.88%	3.93%
Yield on FHLB stock	0.00%	0.00%	0.00%	0.53%

Cost of deposits	3.67%	2.24%	3.29%	1.94%
Cost of borrowed funds	4.41%	3.81%	4.15%	3.60%

Yield on interest-earning assets	6.60%	5.85%	6.30%	5.77%
Cost of interest-bearing liabilities	4.01%	2.96%	3.69%	2.73%
Net interest spread	2.59%	2.89%	2.61%	3.04%

Loans originated	$ 70,829	$ 77,547	$ 174,869	$ 178,043
Loans sold	$ 4,970	$ 13,483	$ 11,987	$ 33,065
Loans charged-off, net	$ 145	$ 219	$ 632	$ 852

Net interest margin-quarter ended 09/30/2006	2.96%
Net interest margin-quarter ended 06/30/2006	2.87%
Net interest margin-quarter ended 03/31/2006	3.03%
Net interest margin-quarter ended 12/31/2005	3.06%
Net interest margin-quarter ended 09/30/2005	3.22%

	As of September 30,	As of June 30,	As of March 31,	As of December 31,
	2006	2006	2006	2005
Shares outstanding at end of period	6,142,537(1)	6,136,763 (2)	6,121,789(3)	6,164,791(4)
Book value per share	$ 14.12	$ 13.89	$ 13.80	$ 13.74
Tangible book value per share	$ 13.57	$ 13.34	$ 13.23	$ 13.71

(1)	Shares outstanding at the end of the period shown represent all 6,617,670 shares issued (including a total of 173,488 unvested restricted shares, net of forfeitures, granted under the MRP), less 475,133 unallocated shares under the ESOP
(2)	Shares outstanding at the end of the period shown represent all 6,628,870 shares issued (including a total of 190,570 unvested restricted shares, net of forfeitures, granted under the MRP), less 492,107 unallocated shares under the ESOP.
(3)	Shares outstanding at the end of the period shown represent all 6,630,870 shares issued (including a total of 207,852 unvested restricted shares, net of forfeitures, granted under the MRP), less 509,081 unallocated shares under the ESOP.
(4)	Shares outstanding at the end of the period shown represent all 6,690,847 shares issued (including a total of 224,290 unvested restricted shares, net of forfeitures, granted under the MRP), less 526,056 unallocated shares under the ESOP.